UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2025 (July 1, 2025)

Frontier FundS

FRONTIER BALANCED FUND

FRONTIER DIVERSIFED FUND

FRONTIER HERITAGE FUND

FRONTIER LONG/SHORT COMMODITY FUND

FRONTIER MASTERS FUND

FRONTIER SELECT FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Frontier Fund Management, LLC

25568 Genesee Trail Road

Golden, Colorado 80401

(Address of Principal Executive Offices)

(303) 454-5500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01. Other Events.

Effective July 1, 2025, Frontier Fund Management, the managing owner of the Registrant, removed Welton Investment Partners LLC (“Welton”), a major commodity trading advisor for Frontier Balanced Fund, Frontier Diversified Fund, Frontier Heritage Fund, Frontier Long/Short Commodity Fund, Frontier Masters Fund and Frontier Select Fund. Welton was accessed through the Galaxy Plus Managed Account platform.

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Balanced Fund are:

●	Aspect Capital Limited

●	Fort, L.P.

●	Horizon3 Investment Management LLP

●	Quantica Capital AG

●	Quantitative Capital Management, LLC

●	Quest Partners LLC

As a result of the removal of Welton, the managing owner has made the following allocation adjustments to Frontier Balanced Fund.

As of July 1, 2025, the allocation of the assets of the Frontier Balanced Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Balanced Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of July 1, 2025 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	35%
Fort, L.P. (accessed via Galaxy Plus Fund – FORT Contrarian Feeder Fund (510) LLC)	6%
Horizon3 Investment Management LLP (accessed via Galaxy Plus Fund – Horizon3 Feeder Fund (577) LLC)	7%
Quantica Capital AG (accessed via Galaxy Plus Fund – Quantica Feeder Fund (507) LLC)	14%
Quantitative Investment Management, LLC (accessed via Galaxy Plus Fund – QIM Feeder Fund (526) LLC)	19%
Quest Partners LLC (accessed via Galaxy Plus Fund – Quest Feeder Fund (517) LLC)	19%

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Diversified Fund are:

●	Aspect Capital Limited

●	Fort, L.P.

●	Quantica Capital AG

●	Quantitative Investment Management, LLC

●	Quest Partners LLC

As a result of the removal of Welton, the managing owner has made the following allocation adjustments to Frontier Diversified Fund.

As of July 1, 2025, the allocation of the assets of the Frontier Diversified Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Diversified Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of July 1, 2025 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	27%
Fort, L.P. (accessed via Galaxy Plus Fund – FORT Contrarian Feeder Fund (510) LLC)	16%
Quantica Capital AG (accessed via Galaxy Plus Fund – Quantica Feeder Fund (507) LLC)	13%
Quantitative Investment Management, LLC (accessed via Galaxy Plus Fund – QIM Feeder Fund (526) LLC)	20%
Quest Partners LLC (accessed via Galaxy Plus Fund – Quest Feeder Fund (517) LLC)	24%

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Heritage Fund are:

●	Aspect Capital Limited

●	Horizon3 Investment Management LLP

As a result of the removal of Welton, the managing owner has made the following allocation adjustments to Frontier Heritage Fund.

As of July 1, 2025, the allocation of the assets of the Frontier Heritage Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Heritage Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of July 1, 2025 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	73%
Horizon3 Investment Management LLP (accessed via Galaxy Plus Fund – Horizon3 Feeder Fund (577) LLC)	27%

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Long/Short Commodity Fund are:

●	Rosetta Capital Management, LLC

As a result of the removal of Welton, the managing owner has made the following allocation adjustments to Frontier Long/Short Commodity Fund.

As of July 1, 2025, the allocation of the assets of the Frontier Long/Short Commodity Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Long/Short Commodity Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of July 1, 2025 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Rosetta Capital Management, LLC (accessed via Galaxy Plus Fund – Rosetta Program Feeder Fund (522) LLC)	100%

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Masters Fund are:

●	Aspect Capital Limited

●	Quantica Capital AG

As a result of the removal of Welton, the managing owner has made the following allocation adjustments to Frontier Masters Fund.

As of July 1, 2025, the allocation of the assets of the Frontier Masters Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Masters Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of July 1, 2025 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	78%
Quantica Capital AG (accessed via Galaxy Plus Fund – Quantica Feeder Fund (507) LLC)	22%

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account platform and/or reference programs for the Frontier Select Fund are:

●	Horizon3 Investment Management LLP

●	Quantica Capital AG

As a result of the removal of Welton, the managing owner has made the following allocation adjustments to Frontier Select Fund.

As of July 1, 2025, the allocation of the assets of the Frontier Select Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Select Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of July 1, 2025 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Horizon3 Investment Management LLP (accessed via Galaxy Plus Fund – Horizon3 Feeder Fund (577) LLC)	24%
Quantica Capital AG (accessed via Galaxy Plus Fund – Quantica Feeder Fund (507) LLC)	76%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Funds
(Registrant)

Date: July 10, 2025	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Balanced Fund,
a Series of Frontier Funds
(Registrant)

Date: July 10, 2025	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Balanced Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Diversified Fund,
a Series of Frontier Funds
(Registrant)

Date: July 10, 2025	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Diversified Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Heritage Fund,
a Series of Frontier Funds
(Registrant)

Date: July 10, 2025	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Heritage Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Long/Short Commodity Fund,
a Series of Frontier Funds
(Registrant)

Date: July 10, 2025	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Long/Short Commodity Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Masters Fund,
a Series of Frontier Funds
(Registrant)

Date: July 10, 2025	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Masters Fund, a Series of Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Select Fund,
a Series of Frontier Funds
(Registrant)

Date: July 10, 2025	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Select Fund, a Series of Frontier Funds